EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

This EIGHTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”), dated November 6, 2009, is among Resource America, Inc., a Delaware corporation (“Borrower”), TD BANK, N.A., a national banking association, in its capacity as agent (“Agent”), TD BANK, N.A., a national banking association, in its capacity as issuing bank (“Issuing Bank”) and each of the financial institutions which are now or hereafter identified as Lenders on Schedule A (as such Schedule may be amended, modified or replaced from time to time) attached to the Loan Agreement (as defined below) (each such financial institution, individually a “Lender” and collectively all “Lenders”).

BACKGROUND

A.           Pursuant to the terms of a certain Loan and Security Agreement dated May 24, 2007 among Borrower, Agent and Lenders (as the same has been or may be supplemented, restated, superseded, amended or replaced from time to time, the “Loan Agreement”), Lenders made available to Borrower, inter alia, a revolving line of credit (the “Loans”).  All capitalized terms used herein without further definition shall have the respective meaning set forth in the Loan Agreement and all other Loan Documents.

B.           The Loans are secured by, inter alia, continuing perfected security interests in the Collateral.

C.           Borrower has requested that Agent and Lenders modify, in certain respects, the terms of the Loan Agreement and Agent and Lenders have agreed to such modifications in accordance with and subject to the satisfaction of the conditions hereof.

NOW, THEREFORE, with the foregoing Background incorporated by reference and intending to be legally bound hereby, the parties agree as follows:

1.           Amendments to Loan Agreement.  Upon the effectiveness of this Amendment:

a.           Section 1 of the Loan Agreement shall be amended by inserting in the appropriate alphabetical order the new definitions “Additional Dissolving Entity, “Approved JV Sales,” “Eighth Amendment Effective Date,” “Mandatory Prepayment Event,” “RCC” ,“RCM,” “RCP Cypress Landing” and “RCP Islandtree” reading in full as follows:

“Additional Dissolving Entity – shall mean each of Resource Properties XIV, Inc., Resource Properties XXIV, Inc., Resource Properties XXXIII, Inc., Resource Properties XL, Inc., Resource Rittenhouse, Inc., and Chesterfield Mortgage Investors, Inc.”

“Approved JV Sales – Any sale by (i) Borrower or a Subsidiary Guarantor of all or a portion of its Capital Stock in RCP Cypress Landing, RCP Islandtree, RRE D2R2 2007-1, a Delaware limited liability company, RRE HUD MF 2007, LLC, a Delaware limited liability company, and/or RRE VIP Borrower, LLC, a Delaware limited liability company, for cash, (ii) RCP Cypress Landing of all or a portion of its Capital Stock in Cypress Landing Partners, LLC, a Delaware limited liability company, for cash, and/or (iii) RCP Islandtree of all or a portion of its Capital Stock in Islandtree Partners, LLC, a Delaware limited liability company, for cash.”

“Eighth Amendment Effective Date – The date when all conditions precedent to the effectiveness of the Eighth Amendment have been satisfied.”

“Mandatory Prepayment Event” – Section 2.9(c).

“RCC – Resource Capital Corp., a Maryland corporation.”

“RCM – Resource Capital Manager, Inc., a Delaware corporation.”

“RCP Cypress Landing – RCP Cypress Landing Manager, LLC, a Delaware limited liability company.”

“RCP Islandtree – RCP Islandtree Manager, LLC, a Delaware limited liability company.”

b.           Section 1 of the Loan Agreement shall be amended by deleting the definitions of “Adjusted Revolving Credit Base Rate,” “Borrowing Base,” “Consolidated Interest Expense,” “Control Agreements,” “Excluded Management Fees,” “Maximum Revolving Credit Amount,” “Pledged Securities,” “REIT Management Fees,” “Revolving Credit LIBOR Rate,” “Revolving Credit Maturity  Date” and “Unused Line Fee” and replacing each as follows:

“Adjusted Revolving Credit Base Rate – The Base Rate plus three hundred (300) basis points; provided that the Adjusted Revolving Credit Base Rate shall not be less than seven percent (7%) per annum.”

“Borrowing Base – As of the date of determination, an amount equal to the lesser of (i) the Maximum Revolving Credit Amount or (ii) the sum of (a) 75% of Aggregate Non-Callable Management Fees plus (b) 75% of REIT Management Fees payable in cash.”

“Consolidated Interest Expense – For any period (without duplication), the aggregate, consolidated amount of  cash interest expense required to be paid or accrued during such period on all Indebtedness of Borrower outstanding during all or any part of such period, as determined in accordance with GAAP.

“Control Agreements – The Securities Account Control Agreement, dated August 3, 2006, among Resource Capital Investor, Inc., Agent, Credit Suisse Securities (USA) LLC and Pershing LLC; and the Securities Account Control Agreement, dated August 3, 2006, among RCM, Agent, Credit Suisse Securities (USA) LLC and Pershing LLC, in each case with respect to that portion of the Pledged Securities comprised of common shares of RCC.”

“Excluded Management Fees – All management fees received by Borrower or a Subsidiary Guarantor attributable to any sub-prime or mid-prime mortgage assets in any Collateralized Debt Offering, or that are subordinated management fees from any Collateralized Debt Offering.”

“Maximum Revolving Credit Amount – Subject to Section 2.9(b), the sum of Twenty Million Dollars ($20,000,000); provided however that the Maximum Revolving Credit Amount shall, irrespective of any permanent reductions to the Maximum Revolving Credit Amount pursuant to Section 2.9, automatically and permanently reduce (a) on a monthly basis by One Hundred Fifty Thousand Dollars ($150,000) on the fifteenth day of each month commencing November 15, 2009 and continuing to the Revolving Credit Maturity Date, and (b) to Fifteen Million Dollars ($15,000,000) on June 30, 2010, if then a greater amount.  Notwithstanding any reductions pursuant to clause (b) of this definition, monthly reductions under clause (a) of this definition and mandatory reductions under Section 2.9 shall continue to be applicable after June 30, 2010.”

“Pledged Securities - Collectively (i) all the shares of the common stock of The Bancorp, Inc. (NASDAQ:TBBK) at any time outstanding owned by Borrower and its Subsidiary Guarantors, (ii) 1,321,657 common shares of RCC (NYSE: RSO) and (iii) such additional shares of RCC as are received by RCM as incentive compensation pursuant to Section 8(f) of the Management Agreement between RCC and RCM, together with all Proceeds thereof.”

“REIT Management Fees – At any time, the aggregate net present value of the base management fees (excluding any incentive fees) paid to RCM by RCC pursuant to that certain Management Agreement by and between RCM and RCC dated March 8, 2005 to which RCM is entitled pursuant to such Management Agreement; provided that Agent, on behalf of Lenders shall have a first priority perfected Lien in such fees.  Net present value, for the purpose of this definition, shall be calculated as follows:  the Management Fee Amount, discounted by (i.e. divided by) 1.08 to the  power of "60", with "60" being the number of months in the discount period.”

“Revolving Credit LIBOR Rate — The Adjusted LIBOR Rate plus four hundred fifty (450) basis points; provided that the Revolving Credit LIBOR Rate shall not be less than seven and one-half percent (7.5%) per annum.”

“Revolving Credit Maturity Date – October 15, 2011.”

“Unused Line Fee – The fee determined by multiplying (a) the positive difference, if any, between (i) the Maximum Revolving Credit Amount and (ii) the average daily balance of the Advances under the Revolving Credit during such quarter by (b) the rate of one-half of one percent (0.50%) per annum, based on the number of days in such quarter.”

c.           Section 1 of the Loan Agreement shall be amended by deleting the definitions of “Senior Management Fee Certificate,” “Senior Management Fee Floor,” “Senior Management Fee Reserve,” “Senior Management Fees,” “Specified Default Rate,” “Specified Default Rate Certificate” and “Specified Default Test Date,” each in its entirety.

d.           The Loan Agreement shall be amended by deleting Section 2.6 and replacing it as follows:

“2.6           Interest:

(a) The unpaid principal balance of cash Advances under the Revolving Credit shall bear interest, subject to the terms hereof at a per annum rate equal to, at Borrower's option, the Adjusted Revolving Credit Base Rate or Revolving Credit LIBOR Rate.

(b) Changes in the interest rate applicable to Base Rate Loans shall become effective on the same day that there is a change in the Base Rate.

(c) Interest on Base Rate Loans shall be payable monthly, in arrears, on the first day of each month, beginning on the first day of the first full calendar month after the Closing Date, and on the Revolving Credit Maturity Date.  Interest on LIBOR Rate Loans shall be payable on the last day of the LIBOR Interest Period or, in the case of a LIBOR Interest Period which is six months, at the end of the three month period, and on the Revolving Credit Maturity Date.

(d) Borrower may, in the case of Revolving Credit Loans, elect from time to time to convert Base Rate Loans to LIBOR Rate Loans, by delivering a Notice of Conversion/Extension to Agent at least three (3) Business Days prior to the proposed date of conversion.  In addition, Borrower may elect from time to time to convert all or any portion of a LIBOR Rate Loan to a Base Rate Loan by giving Agent irrevocable written notice thereof by 12:00 noon one (1) Business Day prior to the proposed date of conversion.  LIBOR Rate Loans may only be converted to Base Rate Loans on the last day of the applicable LIBOR Interest Period.  If the date upon which a LIBOR Rate Loan is to be converted to a Base Rate Loan is not a Business Day, then such conversion shall be made on the next succeeding Business Day and during the period from such last day of a LIBOR Interest Period to such succeeding Business Day such Loan shall bear interest as if it were a Base Rate Loan.  All or any part of outstanding Base Rate Loans may be converted as provided herein; provided that unless Majority Lenders otherwise consent thereto, no Loan may be converted into a LIBOR Rate Loan when any Event of Default has occurred and is continuing.

(e) Borrower may continue any LIBOR Rate Loans upon the expiration of a LIBOR Interest Period with respect thereto by delivering a Notice of Conversion/Extension to Agent at least three (3) Business Days prior to the proposed date of extension; provided that, unless Majority Lenders otherwise consent thereto, no LIBOR Rate Loan may be continued as such when any Event of Default has occurred and is continuing, in which case such Loan shall be automatically converted to a Base Rate Loan at the end of the applicable LIBOR Interest Period with respect thereto.  If Borrower shall fail to give timely notice of an election to continue a LIBOR Rate Loan, or the continuation of LIBOR Rate Loans is not permitted hereunder, each such LIBOR Rate Loan shall be automatically converted to a Base Rate Loan at the end of the applicable LIBOR Interest Period with respect thereto.

(f) Borrower may not have more than five (5) LIBOR Rate Loans outstanding at any time.”

e.           Section 2.8(b) of the Loan Agreement shall be amended by deleting Section 2.8(b) and replacing it as follows:

“(b)            (i) Borrower shall pay to Agent, for the benefit of Lenders in accordance with each Lender’s Pro Rata Percentage, letter of credit fees at a per annum rate equal to five percent (5.00%) of the average daily maximum amount available to be drawn under each Letter of Credit on the first day of each calendar quarter in arrears.  Such fees are the "L/C Fees".

(ii) Borrower shall also pay to Issuing Bank for the account of Issuing Bank all of Issuing Bank's standard charges (including without limitation all cable and wire transfer charges) for the account of Issuing Bank for the issuance, amendment, negotiation/payment, extension and cancellation of each such Letter of Credit.  In addition, Borrower shall pay to Issuing Bank for Issuing Bank's own account an additional fronting fee equal to one quarter of one percent (0.25%) per annum ("Fronting Fee") on the average daily maximum amount available to be drawn under each Letter of Credit on the first day of each calendar quarter in arrears.”

f.           Section 2.8(f) of the Loan Agreement is hereby deleted in its entirety and Agent, Issuing Bank and Lenders hereby acknowledge and confirm that (i) Borrower shall have no obligation to pay the extension fee installment of Five Hundred Thousand Dollars ($500,000) referenced in such Section 2.8(f) and (ii) Lenders waive the right to claim or receive any such installment of such extension fee.

g.           Section 2.9 of the Loan Agreement shall be amended by deleting subsections (c) and (d) and replacing each as follows :

“(c) Upon (i) the issuance by Borrower or any Subsidiary Guarantor of any Subordinated Debt; (ii) the issuance by Borrower or any Subsidiary Guarantor of any Capital Stock (other than (x) Capital Stock issued to Borrower or any other Subsidiary Guarantor and (y) Capital Stock issued pursuant to Borrower’s equity compensation plans in amounts and on terms reasonably consistent with past practices), or (iii) subject to any limitation in Section 7.1(a), any Asset Sale (including, without limitation, any Approved JV Sale), by Borrower or any Subsidiary Guarantor (each of the foregoing a “Mandatory Prepayment Event”), Borrower shall on the date of such Mandatory Prepayment Event prepay the Revolving Credit Loans by an amount equal to thirty percent (30%) of the aggregate net proceeds (i.e., gross proceeds less the reasonable and customary costs and expenses of any such incurrence, issuance or Asset Sale) received by Borrower or Subsidiary Guarantor from such Mandatory Prepayment Event; provided that (x) in the case of a sale of an ownership interest in the National Press Building by Press Building, LLC, fifty percent (50%) of the net proceeds

(i.e. gross proceeds less the reasonable and customary cots and expenses of such sale) shall be applied by Borrower to prepay the Revolving Credit Loans, and (y) in the case of the sale of any Pledged Security, fifty percent (50%) of the net proceeds (i.e. gross proceeds less the reasonable and customary costs and expenses of such sale) shall be applied by Borrower to prepay the Revolving Credit Loans.

(d) Upon the occurrence of any Leaf Capital Event, Borrower shall prepay the Revolving Credit Loans by an amount equal to one hundred percent (100%) of the net proceeds (i.e., gross proceeds less the reasonable and customary costs and expenses of such Leaf Capital Event) in excess of Ten Million Dollars ($10,000,000) received by Leaf; provided that the aggregate amount payable under this clause (d) shall not exceed Ten Million Dollars ($10,000,000).”

h.           Section 6.9(h) and Section 6.9(i) of the Loan Agreement shall be deleted in its entirety.

i.           Section 6 of the Loan Agreement shall be amended by insertion of a new Section 6.25, reading in full as follows:

6.25           Additional Dissolving Entities.  Borrower shall cause each Additional Dissolving Entity to dissolve and be fully wound-up within sixty (60) days of the Eighth Amendment Effective Date.  Borrower shall promptly provide Agent with written evidence of such dissolution.

j.           Section 6 of the Loan Agreement shall be amended by insertion of a new Section 6.26 reading in full as follows:

6.26           Additional Security Agreement.  Borrower shall execute, and cause each Subsidiary Guarantor to execute, no later than thirty (30) days after the Eighth Amendment Effective Date, a security agreement granting to TD Bank, N.A. a security interest in the Collateral to secure any Indebtedness (other than the Obligations) or obligations in connection with any lock box, cash management or related services (including election funds transfers or automated clearing house transactions) provided by TD Bank, N.A. to Borrower or any Subsidiary Guarantor.  Such security interest shall continue until the time all Obligations are paid and satisfied in full and any commitment to make Advances is terminated.

k.           Section 7.1 of the Loan Agreement shall be amended by deleting subsection (a) and replacing it as follows:

“(a)  Borrower shall not engage, and shall not permit any Subsidiary Guarantor to engage, in any Asset Sale other than: (i) so long as no Default or Event of Default exists or would exist after giving effect thereto (A) liquidation of its investments in Collateralized Debt Offerings in the ordinary course of Borrower's or such Subsidiary Guarantor's business, (B) the sale of Pledged Securities, (C) the sale of Capital Stock of a Legacy Entity or (D) an Approved JV Sale; (ii) equipment that is replaced by other equipment of comparable or superior quality and value within ninety (90) days of such Asset Sale; or (iii) the sale of Capital Stock of any Subsidiary Guarantor so long as such sale does not result in a Change of Control.

l.           Schedule A to the Loan Agreement shall be replaced in its entirety with Schedule A as attached to this Amendment.

2.           Representations and Warranties.  Borrower warrants and represents to Agent, Issuing Bank and Lenders that:

a.           Prior Representations. Each of the Schedules to the Loan Agreement, other than Schedule A, are amended and restated in their entirety and collectively attached as Schedule B to this Amendment.  Borrower, by its execution of this Amendment, and after giving effect to the amended and restated Schedules attached as Schedule B to this Amendment, reconfirms all warranties and representations made to Lenders under the Loan Agreement and the other Loan Documents and restates such warranties and representations as of the date hereof, all of which shall be deemed continuing until all of the Obligations due to Secured Parties are indefeasibly paid and satisfied in full.

b.           Authorization. The execution and delivery by Borrower of this Amendment and the performance by Borrower of the transactions herein contemplated (i) are and will be within its powers, (ii) have been duly authorized by all necessary action on behalf of Borrower and (iii) are not and will not be in contravention of any order of court or other agency of government, of law or of any indenture, agreement or undertaking to which Borrower is a party or by which the property of Borrower is bound, or be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or undertaking, or result in the imposition of any lien, charge or encumbrance of  any nature on any of the properties of the Borrower.

c.           Valid, Binding and Enforceable. This Amendment and any assignment or other instrument, document or agreement executed and delivered in connection herewith, will be valid, binding and enforceable in accordance with their respective terms.

d.           No Default.  No Default or Event of Default exists.

e.           Additional Dissolving Entities.  As of the Eighth Amendment Effective Date, the Additional Dissolving Entities have, and at all times subsequent to the Eighth Amendment Effective Date and prior to dissolution will have, no assets.

3.           Ratification of Loan Documents.  This Amendment is hereby incorporated into and made a part of the Loan Agreement and all other Loan Documents respectively, the terms and provisions of which, except to the extent modified by this Amendment are each ratified and confirmed and continue unchanged in full force and effect.  Any reference to the Loan Agreement and all other Loan Documents respectively in this or any other instrument, document or agreement related thereto or executed in connection therewith shall mean the Loan Agreement and all other Loan Documents respectively as amended by this Amendment.  As security for the payment of the Obligations, and satisfaction by Borrower of all covenants and undertakings contained in the Loan Agreement, Borrower hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of Borrower’s now owned or hereafter acquired, created or arising Collateral.

4.           Confirmation of Indebtedness. Borrower confirms and acknowledges that as of the close of business on November 5, 2009, it is indebted to Agent and Lenders under the Loan Documents in the aggregate principal amount of $24,677,382.09 without any deduction, defense, setoff, claim or counterclaim of any nature as of the date of this Amendment, plus all fees, costs and Expenses incurred to date in connection with the Loan Documents.

5.           Confirmation of Subsidiary Guarantors.  By its signature below, each Subsidiary Guarantor hereby consents to and acknowledges the terms and conditions of this Amendment and agrees that its Surety and Guaranty Agreement dated May 24, 2007 is ratified and confirmed and shall continue in full force and effect and shall continue to cover all obligations of Borrower outstanding from time to time under the Loan Agreement as amended hereby. As security for the payment of the Obligations, and satisfaction by each Subsidiary Guarantor of all covenants and undertakings contained in the Loan Documents, each Subsidiary Guarantor hereby confirms its prior grant to Agent, for the ratable benefit of Secured Parties, of a continuing first lien on and security interest in, upon and to all of such Subsidiary Guarantor’s now owned or hereafter acquired, created or arising Collateral.

6.           Effectiveness Conditions.  This Amendment shall become effective upon the satisfaction of the following conditions:

a.           Execution and delivery of this Amendment by the parties hereto;

b.           Execution and delivery of an Assignment and Assumption by U.S. Bank National Association and TD Bank, N.A., assigning all of the former’s interest as a Lender to the latter and payment by Borrower of a fee of $45,000 to US Bank National Association;

c.           Resolutions of Borrower authorizing the execution, delivery and performance of this Amendment and any amendment or modification to any other Loan Document;

d.           Payment by Borrower of all of Agent’s Expenses;

e.           Payment by Borrower to Agent for the ratable benefit of Lenders of a facility fee in the amount of $300,000, which is fully earned and nonrefundable on the date hereof.

7.           Governing Law.  THIS AMENDMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA. THE PROVISIONS OF THIS AMENDMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT.

8.           Modification.  No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower and Agent or Lenders, as required under the Loan Agreement.

9.           Duplicate Originals:  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.

10.           Release.  As further consideration for the agreement of Agent, Issuing Bank and Lenders to enter into this Amendment, Borrower (and by its execution below, each Subsidiary Guarantor) hereby waives, releases, and discharges Agent, Issuing Bank and each Lender, all affiliates of Agent, Issuing Bank and each Lender and all of the directors, officers, employees, attorneys and agents of Agent, Issuing Bank and each Lender and all affiliates of such Persons, from any and all claims, demands, actions or causes of action existing as of the date hereof, arising out of or in any way relating to this Amendment, the Loan Agreement, the Loan Documents and/or any documents, agreements, instruments, dealings or other matters connected with this Amendment, the Loan Agreement, the Loan Documents or the administration thereof.

11.           Waiver of Jury Trial:  BORROWER, AGENT AND EACH LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS EACH MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the undersigned parties have executed this Amendment the day and year first above written.

BORROWER:
Resource America, Inc.

By: /s/ Thomas C. Elliott
Name: Thomas C. Elliott
Title:   Senior Vice President - Finance & Operations

AGENT:
TD BANK, N.A.

By:  /s/ Richard Zimmerman
Name:  Richard Zimmerman
Title:    Senior Vice President

LENDERS:
TD BANK, N.A., as Lender

By:  /s/ Richard Zimmerman
Name:  Richard Zimmerman
Title:    Senior Vice President

AGREED TO AND ACCEPTED:

SURETIES:

Apidos Capital Management, LLC

By: /s/ Thomas C. Elliott
Name: Thomas C. Elliott
Title:   Vice President & Chief Financial Officer

Chesterfield Mortgage Investors, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Coredo Capital Management, LLC

By:  /s/ Jeffrey Blomstrom
Name:  Jeffrey Blomstrom
Title:    President

Ischus Capital Management, LLC

By: /s/ Thomas C. Elliott
Name: Thomas C. Elliott
Title:   Chief Financial Officer

RAI Ventures, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President

RCP Financial, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Credit Management, LLC

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Chief Financial Officer

Resource Capital Manager, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President - Finance & Operations

Resource Capital Investor, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Vice President - Finance

Resource Capital Partners, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

Resource Credit Partners GP, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Chief Financial Officer

Resource Financial Institutions Group,  Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Vice President - Finance & Treasurer

Resource Financial Fund Management, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President and Chief Financial Officer

Resource Housing Investors I, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Housing Investors II, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Housing Investors III, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Housing Investors IV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Leasing, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Treasurer

Resource Programs, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties VIII, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XIV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XVII, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXIV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXV, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXVI, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XXX, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Properties XXXI, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Properties XXXIII, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XL, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XLI, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Properties XLVII, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Properties XLIX, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:   President

Resource Properties 54, Inc.

By:  /s/ Alan F. Feldman
Name: Alan F. Feldman
Title:  President

Resource Real Estate, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Real Estate Funding, Inc.

By: /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Senior Vice President

Resource Real Estate Holdings, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Rittenhouse, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

Resource Real Estate Management, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

RRE1 Duraleigh Member, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

RRE2 Duraleigh Member, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

RRE Avalon Member LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

Resource Capital Partners II, LLC

By:  Resource Real Estate, Inc.

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Chief Executive Officer

RRE Leaseco, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

Resource Capital Markets, Inc.

By:  /s/ Thomas C. Elliott
Name:  Thomas C. Elliott
Title:    Chief Financial Officer

RRE D2R2 2007-1, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

RRE VIP Participant, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    President

RRE Investor, LLC

By:  /s/ Alan F. Feldman
Name:  Alan F. Feldman
Title:    Senior Vice President

Resource Real Estate Management, Inc.

By:  /s/ Steven R. Saltzman
Name:  Steven R. Saltzman
Title:    Chief Financial Officer

SCHEDULE “A”

Lenders	Pro Rata Percentage	Revolving Credit Pro Rata Share

TD Bank, N.A.	100%	$20,000,000

(Schedule A to Loan and Security Agreement)